THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED. THIS LEGEND SHALL BE ENDORSED UPON ANY NOTE ISSUED IN EXCHANGE FOR THIS NOTE.

FORTICELL BIOSCIENCE, INC.
PROMISSORY DEMAND NOTES

U.S. $750,000	Issuance Date:________, 2009
No.: PN-04-17-1	Maturity Date , ________2009

FOR VALUE RECEIVED, the undersigned, Forticell Bioscience, Inc., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of Holy Land Art . Inc.(“HLA” or the "Lender") or to its order, at the principal office of the Lender set forth herein, or at such other place as the Lender may designate in writing to the Borrower, the principal sum of up to Seven hundred and fifty thousand Dollars ($750,000), or such other amount as may be outstanding hereunder, together with all accrued but unpaid interest (the “Principal Balance”), in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts and in immediately available funds, as provided in this note (the "Note").  Capitalized terms not set forth herein shall have the meaning set forth in a certain DIP Loan Agreement and Security Agreement, between the Borrower and Lender dated May   , 2009.

1.               Principal and Interest Payments.

(a)           The Borrower shall repay in full the entire Principal Balance on the Maturity Date as defined in the Security Agreement and DIP loan Agreement which is the earliest of (a) the date which is ninety (90) days or the agreed to 180 days ), to the extent extended by Borrower,  after (i)entry of an Interim Order or (ii) when loan is made unless such date is otherwise extended by Lender in writing in its sole discretion, (b) the date of acceleration of the Obligations of Borrower hereunder pursuant to Section 6, (c) the date of the closing of a sale of all or substantially all of Borrower’s assets pursuant to Section 363 of the Bankruptcy Code or a confirmed plan of reorganization, and (d) the effective date of a plan of reorganization or arrangement in the Chapter 11 Case.

(b)           Interest shall be payable on the unpaid principal balance hereof Loan from time to time outstanding hereunder at the annual rate of fifteen percent (15%) per annum from the date hereof until paid. The unpaid principal balance shall be paid in full on the due date specified above. Interest on the unpaid outstanding principal sum of the Note shall be computed on the basis of the actual number of days elapsed and a year of three hundred and sixty (360) days.  Borrower shall pay the accrued and unpaid interest on any portion of the Loans so paid or prepaid together with the repayment of principal.  The Borrower may prepay the Note, including all accrued and unpaid interest at any time in cash without penalty.

2.   Defaults - Upon the occurrence and during the continuance of an Event of Default, referred to in Section 11 of the DIP Loan Agreement, (x) the outstanding principal amount of the Loans (and any overdue and unpaid interest) shall bear interest at the rate of the lesser of the maximum permitted by law or seventeen percent (17%) per annum, computed and payable as provided above and (y) Lender may require the payment in cash of accrued interest on demand..

3.               Amendments.  This Note may not be modified or amended in any manner except in writing executed by the Borrower and the Lender.

4.           Headings.  Article and section headings in this Note are included herein for purposes of convenience of reference only and shall not constitute a part of this Note for any other purpose.

5.           Failure or Indulgence Not Waiver.  No failure or delay on the part of the Lender in the exercise of any power, right or privilege hereunder (including without limitation to perfect any security interest granted to Lender by this Note) shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

6.           Enforcement Expenses.  The Borrower agrees to pay all costs and expenses of enforcement of this Note, including, without limitation, reasonable attorneys' fees and expenses.

7.           Severability.  The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this Note in any jurisdiction.

If any part of this Note cannot be enforced, then such fact shall not affect the balance of the terms and provisions of this Note. Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for, charge or collect, take, reserve or receive (collectively referred to herein as “charge or collect”), any amount in the nature of interest or as fees for the loan evidenced by this Note which would in any way or event (including demand, prepayment or acceleration) cause Lender to charge or collect more for such loan than the maximum Lender would be permitted to charge of collect by federal law or the laws of the State of Delaware (as applicable). Any such excess interest or unauthorized fee (but only to the extent of such excess interest or unauthorized fee) shall, notwithstanding anything stated to the contrary, first be applied to reduce the outstanding principal, interest and other sums due under this Note, and after all such sums shall have been paid in full, refunded to Borrower.

8.	Governing Law Consent to Jurisdiction.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WITHIN SUCH STATE. BORROWER HERETO HEREBY CONSENTS AND AGREES THAT THE BANKRUPTCY COURT SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER AND LENDER PERTAINING TO THIS NOTE OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT; PROVIDED, THAT BORROWER ACKNOWLEDGE THAT ANY APPEALS FROM THE BANKRUPTCY COURT MAY HAVE TO BE HEARD BY A COURT OTHER THAN THE BANKRUPTCY COURT; PROVIDED FURTHER, THAT NOTHING IN THIS NOTE SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER.

BORROWER AGREES THAT ALL ACTIONS AND PROCEEDINGS RELATING DIRECTLY OR INDIRECTLY TO THIS NOTE SHALL BE LITIGATED IN THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK BORROWER WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS THAT SERVICE OF PROCESS UPON BORROWER MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED,   DIRECTED TO BORROWER AT BORROWER’S ADDRESS APPEARING ON LENDER’S RECORDS, AND SERVICE SO MADE SHALL BE DEEMED COMPLETED THREE (3) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED.

9.          Waiver of Jury Trial Lender and Borrower hereby waive the right to a trial by jury in any action or proceeding between such parties. Each of the Borrower hereby waives and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit action or proceeding is brought in an unconventional forum or that the venue of the suit action or proceeding is improper.

10.           Borrower Waivers.  Except as otherwise specifically provided herein, the Borrower and all others that may become liable for all or any part of the obligations evidenced by this Note, hereby waive presentment, demand, notice of nonpayment, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and do hereby consent to any number of renewals of extensions of the time or payment hereof and agree that any such renewals or extensions may be made without notice to any such persons and without affecting their liability herein and do further consent to the release of any person liable hereon, all without affecting the liability of the other persons, firms or Borrower liable for the payment of this Note, AND DO HEREBY WAIVE TRIAL BY JURY.

  (a) Borrower hereby waives presentment for payment, demand, notice of demand, notice of non-payment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note. Borrower further agrees that its liability under this Note shall be unconditional and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented by the Lender.

(b) No failure to accelerate the debt evidenced by this Note due to default hereunder, acceptance of a past due installment, or indulgences granted from time to time shall be construed (i) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right of acceleration or of the right of Lender thereafter to insist upon strict compliance with the terms of this Note or (ii) to prevent the exercise of such right of acceleration by Lender or any other right granted hereunder or under applicable law.

THE BORROWER ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS NOTE IS A PART IS A COMMERCIAL TRANSACTION, AND TO THE EXTENT ALLOWED BY APPLICABLE LAW, HEREBY WAIVES ITS RIGHT TO NOTICE AND HEARING WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE LENDER OR ITS SUCCESSORS OR ASSIGNS MAY DESIRE TO USE.

IN WITNESS WHEREOF, the Borrower has executed and delivered this Note as of the date first written above.

FORTICELL BIOSCIENCE, INC.

By:
Name: Alan W. Schoenbart, CEO and CFO